UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 12, 2007
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
On September 12, 2007, the Board of Directors of Clinical Data, Inc. (the “Company”) authorized a 3-for-2 split of the Company’s Common Stock, to be effected in the form of a stock dividend of one share of the Company’s Common Stock for every two shares outstanding on the record date. The record date for the stock split is September 24, 2007 and the payment date is October 1, 2007.
The Board of Directors also approved anti-dilutive adjustments to the shares reserved for issuance under the Company’s (i) 2002 Incentive and Stock Plan, as amended, and (ii) Amended and Restated 2005 Equity Incentive Plan; and made anti-dilutive and other equitable adjustments to the terms of outstanding warrants, options, performance share awards and restricted stock unit awards.
Item 9.01.   Financial Statements and Exhibits.
(d)     Exhibits.
99.1.   Press Release, dated September 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE:  September 12, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 12, 2007.